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                                                                  EXHIBIT 10.13

                                  BILL OF SALE

         FOR GOOD CONSIDERATION, and in payment of the sum of $11550.00, IN A NOTE OF EVEN DATES, the undersigned (Seller), hereby sells and transfers to SIMPCO, INC., (Buyer), the following chattels and personal property: (Describe property)

                                 SEE EXHIBIT "A"


         The Seller warrants it has good title to said property, full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.

       Signed under seal this 1 day of FEB, 1999


                                                GRAY PRODUCTION TRUST


                                                By: /S/ C. Y. SMITH
                                                    ----------------------------
                                                         C. Y. SMITH TTE









                                                          Form 813
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GRAY PRODUCTION TRUST 1 FEBRUARY 99                                  $17,100.00          $40,000.00                     $11,550.00
EQUIPMENT -- SOLD SIMPCO ON LONG TERM NOTE.


                                                                        TOTAL               TOTAL                          TOTAL
                                                             USED       USED       NEW       NEW       SOLD
                                                             UNIT       MKT.       UNIT      REP.      UNIT      QTY.      PRICE


OLNEY 505 KNOX LOCATION JANUARY 1999

Mobil office building                                        1500       1500                5000       1000        1      1,000.00

Yankee yellow trailer                                                   3000                5000                          1,000.00

One 2 ton 1980 GMC winch truck, with Chevrolet C65 Cab       1500       1500       1500     1500                            500.00

8Nford tractor with brush hog and box                                   4500                4500                          3,000.00

1977 Chev Water truck with 40' 2" hoses and jagger pump                  500                1000                            500.00
and 1 1/2 FMC pump on bottom                                             100                1500                             50.00

1963 Intl 1600 two ton winch truck with blocks and
good line, and new winch                                                                                                    500.00
With cups of 4 1/2 swab cups                                            1000                1500

1977 (or so) GMC pulling machine - fully tooled
with 1400' sand line                                                    5000               20000                          5,000.00
All tools in barn
Tubing swab & casing swab laying on base of Cyclone unit


BALANCE DUE GRAY PRODUCTION TRUST                                    $17,100.00          $40,000.00                     $11,550.00
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